SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 4, 2001
                                ----------------



                               CROWN VANTAGE INC.
                               ------------------
             (Exact name of registrant as specified in its charter)



       Virginia                    1-13868                      54-1752384
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 (State or other jurisdiction     (Commission                 (IRS Employer
   of incorporation)               File Number)              Identification No.)


                  4445 Lake Forest Drive, Cincinnati, OH 45242
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (513) 769-7555
                                 --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

See exhibit 99.1 for copy of press release.

Item 7.  Financial Statements and Exhibits.

          (a)  Financial statements of business acquired.

               None.

          (b)  Pro forma financial information

               None.

          (c)  Exhibits

               99.1 Press Release issued by Crown Vantage Inc. and Crown Paper
                    Co. on April 4, 2001 with respect to the filing of a motion with the United States Bankruptcy Court in Oakland, California to sell St. Francisville Mill and certain related assets.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CROWN VANTAGE INC.


April 4, 2001                                /s/ Kent A. Bates
                                             -----------------------------------
                                             Name:   Kent A. Bates
                                             Title:  Vice President, Corporate
                                                     Controller, and Chief
                                                     Accounting Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

  99.1 Press Release issued by Crown Vantage Inc. and Crown Paper Co. on April 4, 2001 with respect to the filing of a motion with the United States Bankruptcy Court in Oakland, California to sell St. Francisville Mill and certain related assets.